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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2002



                         MSC INDUSTRIAL DIRECT CO., INC.
             (Exact name of registrant as specified in its charter)

                   New York                             1-14130                    11-3289165
                   --------                             -------                    ----------
(State or other jurisdiction of incorporation)   (Commission File No.)  (IRS Employer Identification No.)

                 75 Maxess Road                                                        11747
                                                                                       -----
                  Melville, NY

   (Address of Principal Executive Offices)                                          (Zip Code)


       Registrant's telephone number, including area code: (516) 812-2000







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Item 4. Changes in Registrant's Certifying Accountant

         On May 15, 2002, MSC Industrial Direct Co, Inc. (the "Company") engaged Ernst & Young LLP to serve as the Company's independent auditors for the year ended August 31, 2002. The Company's independent auditor since 1995 has been Arthur Andersen LLP. This determination was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee of the Company. The ratification of the appointment of auditors for fiscal year 2003 will be considered by the Company's stockholders at the 2003 Annual Meeting anticipated to be held in January 2003.

         The Company dismissed Arthur Andersen LLP on May 15, 2002. The determination to dismiss Arthur Andersen LLP was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee of the Company.

         During the years ended September 1, 2001 and August 26, 2000 and for the interim period through the date the relationship ended, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         The audit reports of Arthur Andersen LLP on the Company's consolidated financial statements as of and for the fiscal years ended September 1, 2001 and August 26, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and through March 2, 2002.

         The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen LLP's letter, dated May 22, 2002, stating its agreement with such statements.

         During the years ended September 1, 2001 and August 26, 2000 and through March 2, 2002, the Company did not consult Ernst & Young LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibits: 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 22, 2002.

































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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MSC INDUSTRIAL DIRECT CO., INC.


                                        By: /s/ Charles Boehlke
                                            --------------------------------
                                        Name:  Charles Boehlke
                                        Title: Senior Vice President
                                               and Chief Financial Officer


Date:    May 22, 2002